Exhibit 99.1

Exhibit 99.1

January 2014

Allscripts

Investor Presentation

J.P. Morgan Healthcare Conference 2014

AllscriptsTM

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding Allscripts Healthcare

Solutions, Inc.’s (the “Company’s”) financial estimates and anticipated cost savings.

These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results could differ from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance. Certain factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012 and in the

Company’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Each of these reports is available on the Company’s website (http://investor.allscripts.com) and on the Securities and Exchange

Commission’s website (http://www.sec.gov).

Allscripts, the Allscripts logo, and other Allscripts marks are trademarks of the Company or its subsidiaries. Other company and product names featured in this presentation may be the trademarks of their respective owners.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. AllscriptsTM 1

Non-GAAP Financial Measures

This presentation includes references to Non-GAAP revenue and Adjusted EBITDA, each of which adjusts for certain items and is not considered a measure under generally accepted accounting principles in the United States

(“GAAP”).

Non-GAAP revenue consists of GAAP revenue as reported and adds back deferred revenue and other adjustments for GAAP purposes. Adjusted EBITDA consists of GAAP net income as reported and adjusts for: the provision for revenue deferral; the provision/(benefit) for income taxes; net interest expense and interest income and other income/(expense); stock-based compensation expense; depreciation and amortization; deferred revenue and other adjustments; non-recurring and transaction-related costs; and non-cash asset impairment charges.

The management of Allscripts Healthcare Solutions, Inc. (the “Company”) believes that these non-GAAP measures are useful in measuring the comparable results of the Company from period to period. However, non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

Because of the forward-looking nature of the Company’s forecasted Non-GAAP revenue and Adjusted EBITDA,

specific quantifications of the amounts that would be required to reconcile forecasted Non-GAAP revenue and

Adjusted EBITDA are not available. The Company believes that there is a degree of volatility with respect to certain of the Company’s GAAP measures that precludes the Company from providing accurate forecasted GAAP to non-GAAP reconciliations. Based on the above, the Company believes that providing estimates of the amounts that would be required to reconcile the range of non-GAAP revenue to forecasted GAAP revenue and the range of

Adjusted EBITDA to forecasted GAAP net income would imply a degree of precision that would be confusing or misleading to investors.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 2 AllscriptsTM

Agenda

Shift to value

INDUSTRY & ALLSCRIPTS

Excellent Long Term Positioning

Depth and breadth

STRATEGIC ADVANTAGES

Unique Value Position

Multiple opportunities

FINANCIAL STABILITY

Drive Long-Term value

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 3

AllscriptsTM

Shift to value

Industry & Allscripts

Excellent Long Term Positioning

Strategic Advantages

FINANCIAL STABILITY

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 4

AllscriptsTM

Who We Are

SOLUTIONS

Clinical and Financial Systems

Population Health Management

Care Management

Performance & Care Logistics

Managed IT Services

Outsourcing

Hosting

Transaction & Payer Services

CLIENTS

~180,000 Physicians

~45,000 Ambulatory Facilities

~2,700 Hospitals

~13,000 Post-acute Facilities

~40,000 Individual Post-acute Providers

Retail and alternate site clinics

Global presence

COMPANY

$1.4bb 2012 revenue

7,000 associates

HQ: Chicago, IL

International offices:

Canada, Europe, Asia, Israel, Australia

Doing business in eleven countries and seven currencies

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 5 AllscriptsTM

What We Do

An Open, Connected Community

of Health™

Allscripts provides clinical, financial and

population health management

SOLUTIONS to physicians, health

systems, hospitals and post-acute

organizations.

We deliver insights that healthcare

providers require to generate world-class

outcomes and transform healthcare by

improving the quality and efficiency of

patient care.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 6 AllscriptsTM

The Allscripts Difference: Unrivaled Footprint


US Dept of State Geographer
© 2013 Google
Image Landsat
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
Google earth

Nodes of Care: ~45K ambulatory; ~2,700 acute; ~13,000 post-acute; ~1,200 other

Legend: Green : Ambulatory Red : Acute Yellow : Post Acute Facilities Blue : Other

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc.

7

Allscripts

7

Why We Matter

1 of 3

MDs

1 of 2

Hospitals

~13,000

Post-acute Care Facilities

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 8 AllscriptsTM

Inevitable Shift to Value Based Care

VOLUME

Fragmented providers

and payments

No uniform quality

Fees for volume

Demand increasing

VALUE

Collaboration, connectivity

Clinical, financial data, analysis

Optimize outcomes

Accountable care

Source: HFMA “Value in Healthcare: Current State & Future Directions, June 2011

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 9

9 Allscriptstm

Health Care Challenges = Allscripts Opportunities

Regulatory Requirements: Meaningful Use, ICD-10 & HIPPA

Opportunities:

upgrade revenue cycle systems

displace legacy competitors

strategic partnerships

Capital Constraints, Lack of Scale

Opportunities:

lever client base as a source of growth (consolidation)

managed services

cost effective offerings: SaaS, cloud-based, compelling TOC

Shift from Volume to Value-Based Care

Opportunities

“campus and community”

EHR and other solutions

consumer engagement

connectivity

population health management: care coordination, analytics

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 10 Allscriptstm

MARKET LEADERSHIP

Depth and Breadth

STRATEGIC ADVANTAGES

Unique Value Proposition

FINANCIAL STABILITY

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 11 Allscriptstm

Illustrative 2013 Accomplishments

Stability

Increased new Sunrise footprints by five (incl. three net new)

Renewed 7-year, $400mm contract with largest client, NSLIJ

90%+ acute clients committed to MU 2014 upgrades

Independednt & highly qualified BOD

Execution

Delivered complete Meaningful Use 2 and ICD-10 requirements ahead of time

Culture of accountability

Improved client satisfaction and third party rankings

Innovation & Investments

Invested ~$500mm in gross R&D + strategic M&A

New solutions: Care Director, Population Health Analytics, Sunrise Surgical Care

Enhanced talent bench

Growth Foundations

Added ~600 new clients (YTD 2013)

Established clear leadership in population health management

Record EHR agnostic solution sales: care management, post-acute, analytics and logistics

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 12 Allscriptstm

2013 Execution: Sample Wins, Renewals and Expansions

North Shore-LIJ Health System, Manhasset, NY:

Managed IT Services

Phoenix Children’s Hospital, Phoenix, AZ:

Allscripts Sunrise™, Sunrise Ambulatory Care™, Sunrise Financial Manager™, dbMotion

Resolute Health, New Braunfels, TX:

Sunrise, dbMotion

PIH Health, Whittier, CA:

Sunrise, Allscripts Enterprise™, dbMotion, FollowMyHealth™, Care Management, Managed IT

Children’s of Alabama, Birmingham, AL:

Sunrise, FollowMyHealth, Sunrise Emergency Care™

Guam Regional Medical City:

Sunrise, Sunrise Financial Manager, Allscripts EPSi™

Kindred Healthcare, Louisville, KY:

dbMotion

HealthCare Partners, Torrance, CA:

Enterprise EHR, FollowMyHealth

Dameron Hospital, Stockton, CA:

Sunrise, FollowMyHealth, Care Management

Added, expanded and extended relationships across solutions portfolio

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 13 Allscriptstm

On Deck: 2014 Focus

Multiple Growth Initiatives:

Core: EHR, Rev cycle

“Campus & community”

Managed IT Services

Global

Consistent Execution:

Client satisfaction

Lever resources - R&D

Client allignment strategy

Maintain Innovation Edge:

Mobility

Cloud

Upgrades and new solutions

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 14 Allscriptstm

Population Health Management Platform

Connectivity & Care Coordination

dbMotion

FollowMyHealth™ Patient Portal

Allscripts Care Management Post Acute Allscripts Care Director™

Analytics

Sunrise EPSi™

Sunrise Clinical Analytics Clinical Quality Solutions (CQS) Allscripts Population Health Analytics

Population Health constituted 40% of Q3 2013 bookings, up 2x y/y

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 16 Allscriptstm

Population Health Leadership By the Numbers

Connectivity

dbMotion

Integrates with 47

disparate systems at U.

Pittsburgh Medical

Center

dbMotion harmonizes

data from ~230

different EHRs

Utilized in ~500

hospitals globally

Care Coordination

Care Management/Director

Allscripts referral network

~23,000 electronic

referrals daily

~25% of all hospital

discharges1

EHR agnostic

Cloud-based

Patient Engagement

FollowMyHealth

~50,000 active

providers today

Patient owned

EHR agnostic

Untethered

Cloud-based

1. Refers to those hospital discharges requiring post-acute care. Sources: National Hospital Discharge Survey and Allscripts estimates.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 17 Allscriptstm

Los Angeles: Connected Communities of Health


Santa Clarita
Los Angeles
Los Angeles
Santa Monica
Ranch
Pomona
Santa Monica Canyon
Torrance
Redondo Canyon
Anaheim
Long Beach
Orange

Nodes of Care: ~700 ambulatory; ~35 acute; ~140 post-acute

Legend: Green : Ambulatory Red : Acute Yellow : Post Acute Facilities Blue : Other

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. Allscripts 18

New York: Connected Communities of Health


Stamford
Paterson
Bergen
Yonkers
Long Island Sound
Essex
Bronx
New York
Hudson
Union
New York
Queens
Kings
Levittown
Richmond
Nassau
Islip
Brookhaven
Suffolk

Nodes of Care: ~1,200 ambulatory; ~80 acute; ~275 post-acute

Legend: Green : Ambulatory Red : Acute Yellow : Post Acute FacilitiesBlue : Other

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc.

Allscripts 19

Ohio: Connected Communities of Health



Lake Erie
Fort Wayne
Mansfield
Ohio
Springfield
Pittsburgh
Morgantown

Nodes of Care: ~2,200 ambulatory; ~190 acute; ~730 post-acute

Legend: Green : Ambulatory Red : Acute Yellow : Post Acute Facilities Blue : Other

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. Allscripts 20

Harmonizing Data from Diverse Systems with Semantics

UMLS

ICD-10-CM

CPT

HL7 CVX

LOINC

ICD-10-PCS

HCFA HCPCS

OMB Race/Ethnicity Standards

NDC

DRG

CDT

Commercial Interface Terminologies

RxNorm

APC

SNOMED CT

Provider Taxonomy

ICD-9-CM

APDRG

HL7

Revenue Codes

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 21 AllscriptsTM

INCENTIVES
HEALTH SCORE
+5
TARGET SCORE
ANALYTICS
Care Coordination / Connectivity
Financial Ops + Optimization
Care Coordinator
Accountable Care
Care Management
Virtual Patient Record
Gap Analysis
Patient Portal
Physician Portal
Single Source of Truth
Patient / Consumer Engagement
Parents
Children
People like Me
Genomic Map
Nutrition
FitBit
Sleep Monitor
Scale
Allscripts Community Health Platform
Cerner
Epic
Allscripts
eClinicalWorks
Athena
Core Clinical + Core Financial

A Connected Community of Health | 22
Copyright © 2014 Allscripts Healthcare Solutions, Inc.

Patient Engagement –

Health Score in Development

Weight Exercise Sleep Happiness Triglycerides LDL HDL Environment Vaccinations Medications Alcohol, Drugs Nutrition Waist Circumference

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 23 AllscriptsTM

84

MARKET LEADERSHIP

STRATEGIC ADVANTAGES

Multiple opportunities

FINANCIAL STABILITY

Drive long term value

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 24 AllscriptsTM

2013 Financial Accomplishments

Stregnthened Financial Foundation

Completed ~$1bb in refinancing

Enhanced availability liquidity to >$400mm

Successful corporate ERP go-live

Enhanced Financial Consistency and Visibility

Revenue backlog $3.3bb +18% (vs. 12/31/12)

Recurring revenue 74% YTD vs. 70% in ’12 (76% in Q3 13)

SaaS bookings 32% YTD vs. 25% in ’12

Positioned for Growth

Bookings +14% YTD (through 9/30/13)

40% of bookings from population health management (Q3 13)

Invested ~$500mm in gross R&D + strategic M&A

Executed successful integration of strategic acqusitions

Improved Operational Effectiveness

Executed site consolidation plan

~$50mm invested to drive +$50mm in annual cost savings in 2014

Note: 2013-related financial data presented as of 9/30/13

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 25 AllscriptsTM

Flexible Capital Structure & Strong Liquidity

As of

($mm) 9/30/13 Maturity

Cash and Cash Equivalents $62

Revolver ($425mm total) $60 June 2018

Term Loan 222 June 2018

Total Senior Credit Facilities $282

1.25% Convertible Notes 345 June 2020

Total Debt $627

Book Value Equity 1,331

Total Book Capitalization $1,958

Total liquidity of over $400mm

Limited required cash repayments

2014 scheduled repayments of $17mm

Weighted average cash interest cost of <2.5%

Effective conversion price of $23.135 per share on Convertible Notes

Note: Total Senior Credit Facilities and 1.25% Convertible Notes amounts are notional principal amounts, gross of any debt discounts or original issue discounts required under GAAP. Source: Company filings

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 26 AllscriptsTM

Recent Results: Bookings Growth

Allscripts Quarterly Bookings Through 3Q 2013

Bookings $mm

$250

$200

$150

$100

$50

$0

14% YTD Growth

Q3 ‘12 Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13

Bookings $162 $181 $178 $214 $236

Bookings = value of new revenue from solutions sold to existing and first time clients. Excludes maintenance, transaction fees and client renewals.

Source: Company filings and publications.

Bookings are rounded to the nearest million.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 27 AllscriptsTM

Translating Bookings to Allscripts Future Revenue

Snapshot of Trailing 12 Months (through 9/30/2013)

Bookings $810mm

GAAP Revenue $1,375mm

~ $350mm non-recurring

~$1,025mm recurring

Non-GAAP Adjusted EBITDA1

$185mm

1. Please see the non-GAAP reconciliation and related footnotes in the appendix to this presentation

Figures are rounded for illustrative purposes.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 28 AllscriptsTM

Translating Bookings to Allscripts Future Revenue: Part 2

Revenue Baseline Year Year 1 Year 2 Year 3

Non-Recurring $350mm $350mm $375mm $375mm

Recurring* 1,025 1,025 1,025 1,025

From Baseline Year Bookings - 50 100 100

From Year 1 Bookings - - 50 100

From Year 2 Bookings - - - 50

TOTAL Revenue $1,375 $1,425 $1,550 $1,650

Bookings Baseline Year Year 1 Year 2

Non-Recurring $350mm $375mm $375mm

Recurring 460 500 500

TOTAL Bookings $810 $875 $875

*Assumption: Average 5-year revenue take-down and first year conversion at mid-year

NOTE: This table is for illustrative purposes only and should not be considered financial guidance.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 29 AllscriptsTM

Financial Playbook 2014-2016

Revenue:

Realize flow-through from bookings to revenue, as illustrated

Continued laser-focus on client satisfaction

Maximize client retention (little revenue concentration outdise outsouring)

Gross Margins:

Focus on opportunities to improve in key areas performing significantly below competitive benchmarks (i.e. remote hosting, professional services)

Research and Development

Hold $$ investment steady

Drive higher yield from spend

SG&A

Drive $$ lower in 2014 and hold steady thereafter

OPPORTUNITY Top Line Growth

(+) Modest gross margin improvement

(+) Steady costs, growing in line with CPI

= Significant adjusted EDITDA and free cash flow leverage

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 30 AllscriptsTM

Long-Term Outlook

3-Year CAGR outlook (based on 2013 actual results):

Non-GAAP revenue expected to grow in the 5-8 percent range

Adjusted EBITDA expected to grow in the 18-22 percent range

NOTE: Please see disclaimer on page 2 of this presentation.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 31 AllscriptsTM

January 2014

Allscripts

Investor Presentation

J.P. Morgan Healthcare Conference

AllscriptsTM

January 2014

Allscripts

Investor Presentation

Appendix

AllscriptsTM

Non-GAAP Reconciliations: Adjusted EBITDA for trailing twelve months (TTM) ended (9/30/13)

Allscripts Healthcare Solutions, Inc.

Non-GAAP Financial Information - Adjusted EBITDA (In millions)

Three Months Nine Months 12 Months

Ended Ended Ended

12/31/12 9/30/13 9/30/13

Net income/(loss), as reported ($24.3) ($83.4) ($107.7)

Income tax benefit (5.8) (30.2) ($36.0)

Interest expense (income) and other (income) expense (a) 2.2 15.6 $17.8

Stock-based compensation expense 12.7 27.8 $40.5

Depreciation and amortization 39.6 131.8 $171.4

Deferred revenue and other adjustments 0.3 7.2 $7.5

Provision for revenue deferral(b) 16.8 0.0 $16.8

Non-recurring expenses and transaction-related costs (c) 12.2 52.1 $64.2

Asset impairment charges 0.0 10.5 $10.5

Non-GAAP adjusted EBITDA $53.6 $131.4 $185.0

(a) Interest expense (income) and other (income) expense has been adjusted from the amounts presented in the statements of operations in order to remove the amortization of the fair value of the cash conversion option embedded in the 1.25% Cash Convertible Notes and deferred debt issuance costs from interest expense since such amortization is also included in depreciation and amortization. Interest expense (income) and other (income) expense has been adjusted from the amount presented in the statements of operations in order to remove the

(b) Provision for revenue deferral for the three months ended December 31, 2012 reflects a cumulative catch-up revenue deferral related to a change in how revenue is recognized for clients who have long-aged accounts receivable balances.

(c) Depreciation expense totaling approximately $0.4 million and $1.2 million has been excluded from non-recurring expenses for the nine months ended September 30, 2013, respectively, since these amounts are also included in depreciation and amortization. In addition, non-recurring expenses in the fourth quarter of 2012 relate to certain severance, legal, consulting, and other charges incurred in connection with activities that were considered one-time.

A Connected Community of Health | Copyright © 2014 Allscripts Healthcare Solutions, Inc. 34 AllscriptsTM

January 2014

Allscripts

Investor Presentation

J.P. Morgan Healthcare Conference

AllscriptsTM